Exhibit 99.1

FOR IMMEDIATE RELEASE

Spectranetics Reports Second Quarter 2017 Revenue of $74.7 million

COLORADO SPRINGS, Colo. (August 3, 2017) - The Spectranetics Corporation (NASDAQ: SPNC) (“the Company”) today reported financial results for the three months ended June 30, 2017. Highlights of the quarter, all compared with the three months ended June 30, 2016, include:

•	Revenue of $74.7 million increased 10% (11% constant currency1)

•	Vascular Intervention revenue of $51.0 million increased 10% (11% constant currency1)

•	Lead Management revenue of $19.7 million increased 11% (12% constant currency1)

Net loss for the three months ended June 30, 2017 was $24.6 million, or $0.56 per share, compared with net loss of $14.9 million, or $0.35 per share, for the three months ended June 30, 2016.

“In the second quarter we again delivered double-digit revenue growth, reflecting continued, solid performance across our business and innovation pipeline,” said Scott Drake, President and CEO. “The impact we are making to improve patients’ lives has never been greater, especially with the recent FDA approval of Stellarex. Additionally, as we announced in June, we have entered into a definitive agreement to be acquired by Royal Philips, and we expect the transaction to close in the third quarter.”

Due to the pending transaction with Royal Philips, Spectranetics will not host an earnings call to discuss the results.

__________________________
1Constant currency is a non-GAAP financial measure. See “Reconciliation of Non-GAAP Financial Measures” later in this release.

About Spectranetics

The Spectranetics Corporation develops, manufactures, markets and distributes medical devices used in minimally invasive procedures within the cardiovascular system. The Company's products are available in over 65 countries and are used to treat arterial blockages in the heart and legs and to remove and support the removal of pacemaker and defibrillator leads.

The Company's Vascular Intervention (VI) products include a range of laser catheters for ablation of blockages in arteries above and below the knee, the AngioSculpt scoring balloon used in both peripheral and coronary procedures, and the Stellarex drug-coated balloon peripheral angioplasty platform. The Company also markets support catheters to facilitate crossing of peripheral and coronary arterial blockages, and retrograde access and guidewire retrieval devices used in the treatment of peripheral arterial blockages, including chronic total occlusions. The Company markets aspiration and cardiac laser catheters to treat blockages in the heart.

The Lead Management (LM) product line includes excimer laser sheaths, dilator sheaths, mechanical sheaths and accessories for the removal of pacemaker and defibrillator cardiac leads, including the Bridge™ Occlusion Balloon.

For more information, visit www.spectranetics.com.

Safe Harbor Statement

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. You can identify these statements because they do not relate strictly to historical or current facts. Such statements may include words such as “anticipate,” “will,” “estimate,” “expect,” “look forward,” “strive,” “project,” “intend,” “should,” “plan,” “believe,” “hope,” “see,” “enable,” “potential,” and other words and terms of similar meaning in connection with any discussion of, among other things, the pending Philips Transaction, future operating or financial performance, strategic initiatives and business strategies, clinical trials and regulatory approvals, regulatory or competitive environments, outcome of litigation, our intellectual property and product development. These forward-looking statements include, but are not limited to, statements regarding our competitive position, product innovation and development, and commercialization schedule, expectation of continued growth and the reasons for that growth, growth rates, strength, integration and product launches, regulatory approvals, and 2017 outlook and projected results including projected revenue and expenses, gross margin, net loss and loss per share. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. You are cautioned not to place undue reliance on these forward-looking statements and to note they speak only as of the date of this release. These risks and uncertainties may include financial results differing from guidance; our need to comply with complex and evolving laws and regulations; intense and increasing competition and consolidation in our industry; the impact of rapid technological change; slower revenue growth and continued losses; the inaccuracy of our assumptions regarding AngioScore and Stellarex; market acceptance of our technology and products; our inability to manage growth; increased pressure on expense levels resulting from expanded sales, marketing, product development and clinical activities; uncertain success of our strategic direction; dependence on new product development and successful commercialization of new products; loss of key personnel; uncertain success of or delays in our clinical trials; costs of and adverse results in any ongoing or future legal proceedings; adverse impact to our business from healthcare reform and related legislation and regulations, including changes in reimbursements and the impact of fraud and abuse and information privacy laws and regulations; adverse conditions in the general domestic and global economic markets and volatility and disruption of the credit markets or other factors that prevent us from obtaining funding; our inability to protect our intellectual property and intellectual property claims of third parties; availability of inventory and components from suppliers, including sole source suppliers; adverse outcome of FDA inspections, including FDA warning letters and any remediation efforts; the receipt of FDA clearance and other regulatory approvals to market new products or applications and the timeliness of any clearance and approvals; product defects or recalls and product liability claims; cybersecurity breaches; interruptions of our manufacturing operations and other events that affect our ability to manufacture sufficient volumes to fulfill customer demand; our dependence on third party vendors, suppliers, consultants and physicians; risks associated with international operations, including international sales using distributors and the impact of “Brexit” on our European sales and operations; risks associated with any future acquisitions; our ability to use net operating loss carryovers and potential impairment charges; lack of cash necessary to satisfy our cash obligations under our outstanding 2.625% Convertible Senior Notes due 2034 and our term loan and revolving loan facilities; our debt adversely affecting our financial health and preventing us from fulfilling our debt service and other obligations; and share price volatility due to the initiation or cessation of coverage, or changes in ratings, by securities analysts. For a further list and description of such risks and uncertainties that could cause our actual results, performance or achievements to materially differ from any anticipated results, performance or achievements, please see our previously filed SEC reports, including those risks set forth in our 2016 Annual Report on Form 10-K and any subsequent Form 10-Qs. We disclaim any intention or obligation to update or revise any financial or other projections or other forward-looking statements, whether because of new information, future events or otherwise.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use a non-GAAP financial measure regarding constant currency in this release. Reconciliations of the non-GAAP financial measure used in this release to the most directly comparable GAAP measure for the respective periods, and an explanation of our use of this non-GAAP measure, can be found in “Reconciliation of Non-GAAP Financial Measures” immediately following the financial tables. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP.

Investor Relations Contacts
Zach Stassen
Investor.relations@spnc.com
(719) 447-2292

Michaella Gallina
Investor.relations@spnc.com
(719) 447-2417
-Financial tables follow-

THE SPECTRANETICS CORPORATION
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Revenue	$74,714	$67,748	$144,394	$130,632
Cost of products sold	18,482	16,983	36,533	33,065
Gross profit	56,232	50,765	107,861	97,567
Operating expenses:
Selling, general and administrative (1)	45,549	40,643	91,205	81,432
Research, development and other technology	19,901	17,657	37,751	33,994
Acquisition transaction, integration and legal costs	9,157	500	9,344	792
Acquisition-related intangible asset amortization	2,919	3,202	5,838	6,405
Contingent consideration expense	—	67	—	167
Total operating expense	77,526	62,069	144,138	122,790
Operating loss	(21,294)	(11,304)	(36,277)	(25,223)
Other expense	(2,942)	(3,452)	(6,234)	(6,619)
Loss before income tax expense	(24,236)	(14,756)	(42,511)	(31,842)
Income tax expense	368	150	617	355
Net loss	$(24,604)	$(14,906)	$(43,128)	$(32,197)

Net loss per common share:
Basic and diluted	$(0.56)	$(0.35)	$(0.99)	$(0.75)
Weighted average shares outstanding:
Basic and diluted	43,734	42,804	43,613	42,751

(1) Included in the three and six months ended June 30, 2017 is $9.0 million of external professional service fees related to the pending Royal Philips transaction.

THE SPECTRANETICS CORPORATION
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$57,537	$57,237
Accounts receivable, net	47,434	43,565
Inventories, net	29,565	27,642
Other current assets	7,738	7,088
Total current assets	142,274	135,532
Property and equipment, net	46,268	44,827
Goodwill and intangible assets	242,194	247,040
Other assets	2,617	2,679
Total assets	$433,353	$430,078

LIABILITIES AND STOCKHOLDERS’ EQUITY
Borrowings under revolving line of credit	$26,162	$24,712
Other current liabilities	48,044	42,230
Total current liabilities	74,206	66,942
Convertible debt, net of debt issuance costs	225,617	225,095
Term loan, net of debt issuance costs	88,011	59,664
Other non-current liabilities	4,327	4,054
Stockholders’ equity	41,192	74,323
Total liabilities and stockholders’ equity	$433,353	$430,078

THE SPECTRANETICS CORPORATION
Supplemental Financial Information
(in thousands, except laser placement and percentages)
(Unaudited)

Financial Summary	2016			2017
	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Disposable products revenue:
Vascular Intervention	$46,218	$45,906	$47,566	$46,448	$51,002
Lead Management	17,767	18,616	19,786	19,033	19,686
Total disposable products	63,985	64,522	67,352	65,481	70,688
Laser, service, and other	3,763	3,743	4,574	4,199	4,026
Total revenue	$67,748	$68,265	$71,926	$69,680	$74,714
Gross margin percentage	75%	75%	74%	74%	75%

Net loss	$(14,906)	$(13,312)	$(12,611)	$(18,524)	$(24,604)

Cash flow used in operating activities	$(1,873)	$(5,878)	$(4,238)	$(14,086)	$(12,874)
Total cash and cash equivalents at end of quarter	$64,343	$58,895	$57,237	$43,942	$57,537

Worldwide Installed Laser Base Summary:
Laser placements during quarter	45	52	53	43	60
Buy-backs/returns during quarter	(21)	(16)	(20)	(14)	(26)
Net laser placements during quarter	24	36	33	29	34
Total lasers placed at end of quarter	1,442	1,478	1,511	1,540	1,574

Reconciliation of Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements prepared in accordance with GAAP, we use a certain non-GAAP financial measure in this release regarding revenue on a constant currency basis. Reconciliations of this non-GAAP financial measure to the most directly comparable GAAP measure for the respective periods can be found in the tables below. An explanation of the manner in which our management uses this non-GAAP measure to conduct and evaluate our business and the reasons management believes this non-GAAP measure provides useful information to investors are provided following the reconciliation tables.

Reconciliation of revenue by geography to non-GAAP revenue by geography on a constant currency basis (in thousands, except percentages) (unaudited)
	Three Months Ended June 30,
	2017			2016	% Change
	Revenue, as reported	Foreign exchange impact as compared to prior period	Revenue on a constant currency basis	Revenue, as reported	As reported	Constant currency basis
United States	$61,588	$—	$61,588	$56,334	9%	9%
International	13,126	305	13,431	11,414	15%	18%
Total revenue	$74,714	$305	$75,019	$67,748	10%	11%

	Six Months Ended June 30,
	2017			2016	% Change
	Revenue, as reported	Foreign exchange impact as compared to prior period	Revenue on a constant currency basis	Revenue, as reported	As reported	Constant currency basis
United States	$120,001	$—	$120,001	$109,316	10%	10%
International	24,393	559	24,952	21,316	14%	17%
Total revenue	$144,394	$559	$144,953	$130,632	11%	11%

Reconciliation of revenue by product line to non-GAAP revenue by product line on a constant currency basis (in thousands, except percentages) (unaudited)
	Three Months Ended June 30,
	2017			2016	% Change
	Revenue, as reported	Foreign exchange impact as compared to prior period	Revenue on a constant currency basis	Revenue, as reported	As reported	Constant currency basis
Vascular Intervention	$51,002	$124	$51,126	$46,218	10%	11%
Lead Management	19,686	155	19,841	17,767	11%	12%
Laser, service, and other	4,026	26	4,052	3,763	7%	8%
Total revenue	$74,714	$305	$75,019	$67,748	10%	11%

	Six Months Ended June 30,
	2017			2016	% Change
	Revenue, as reported	Foreign exchange impact as compared to prior period	Revenue on a constant currency basis	Revenue, as reported	As reported	Constant currency basis
Vascular Intervention	$97,450	$233	$97,683	$88,130	11%	11%
Lead Management	38,719	277	38,996	34,863	11%	12%
Laser, service, and other	8,225	49	8,274	7,639	8%	8%
Total revenue	$144,394	$559	$144,953	$130,632	11%	11%

The impact of foreign exchange rates is highly variable and difficult to predict. We use a constant currency basis to show the impact from foreign exchange rates on current period revenue compared to prior period revenue using the prior period’s foreign exchange rates. In order to properly understand the underlying business trends and performance of our ongoing operations, we believe that investors may find it useful to consider the impact of excluding changes in foreign exchange rates from our revenue.

We believe presenting the non-GAAP financial measure used in this release provides investors greater transparency to the information used by our management for financial and operational decision-making and allows investors to see our results “through the eyes” of management. We also believe providing this information better enables our investors to understand our operating performance and evaluate the methodology used by management to evaluate and measure such performance.

Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP. Some limitations associated with using these non-GAAP financial measures are provided below:

•	Revenue growth rates stated on a constant currency basis, by their nature, exclude the impact of changes in foreign currency exchange rates, which may have a material impact on GAAP revenue.

•
Non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and therefore other companies may calculate similarly titled non-GAAP financial measures differently than we do, limiting the usefulness of those measures for comparative purposes.

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